Exhibit 99.2

                            RELM WIRELESS CORPORATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Relm Wireless Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William P. Kelly, Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.. 1350, as adopted pursuant to ss.. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ W. P. Kelly
------------------------------
William P. Kelly
Vice President-Finance and
Chief Financial Officer
December 11, 2002